SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) December 31, 2007
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                                 FNB United Corp.
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             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
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      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


          150 South Fayetteville Street, Asheboro, North Carolina 27203
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)
    under the  Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (b) On December 31, 2007, FNB United Corp. issued a press release announcing the retirements of Wilbert L. Hancock and Richard K. Pugh, each a director of FNB United and its bank subsidiary, CommunityONE Bank, N.A., from the boards of directors of FNB United and CommunityONE Bank effective December 31, 2007.

         The press release dated December 31, 2007, announcing the retirements of Messrs. Hancock and Pugh is attached as Exhibit 99.1 to the report and is incorporated herein by reference.

         (d) Effective January 1, 2008, Suzanne B. Rudy was elected by the Board of Directors of FNB United Corp. as a director of FNB United and of its subsidiary, CommunityONE Bank, N.A.

         Ms. Rudy is vice president, treasurer, compliance officer and assistant secretary of RF Micro Devices, Greensboro, North Carolina.

         There are no other arrangements or understandings between Ms. Rudy and any other person pursuant to which Ms. Rudy was selected as a director. Ms. Rudy does not serve on any committees of the FNB United, although in the future she may be appointed to serve on a committee or committees.

         A press release dated December 31, 2007, announcing the election of Ms. Rudy to the FNB United and CommunityONE Bank boards of directors is attached as
Exhibit 99.2 to the report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibits:

99.1 Press release dated December 31, 2007, announcing the retirements of Messrs. Hancock and Pugh as directors of FNB United Corp. and CommunityONE Bank, N.A.

99.2 Press release dated December 31, 2007, announcing the election of Ms. Rudy as a director of FNB United Corp. and CommunityONE Bank, N.A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FNB UNITED CORP.

Date: December 31, 2007                              By /s/ Michael C. Miller
                                                    __________________________
                                                        Michael C. Miller
                                                        Chairman and President